Earnings per share (EPS)	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Earnings per share (EPS)

18	Earnings per share (EPS)

Basic EPS is calculated by dividing net income attributable to the equity holders of the Company by the weighted average number of common shares outstanding during the year.

Diluted EPS is calculated by dividing net income attributable to the equity holders of the parent by the weighted average number of common shares outstanding during the year plus the weighted average number of shares that would be issued on conversion of all potential shares with dilutive effects.

Diluted earnings per share are computed including stock options granted to key management using the treasury shares method when the effect is dilutive. The Company has the stock option and restricted share unit plans in the category of potentially dilutive shares.

Softbank’s series A perpetual convertible preferred shares are antidilutive as of December 31, 2023, 2022 and 2021 and are not included on diluted earnings per share.

The table below reflects the net income and share data used in the basic and diluted EPS calculations:

	2023	2022	2021
Numerator
Net income attributable to equity holders of the parent	386,324	373,569	223,326
Denominator
Weighted average number of outstanding shares	89,830,351	90,335,037	93,291,480
Effects of dilution from stock options and restricted share units	706,492	329,085	811,818
Weighted average number of outstanding shares adjusted for the effect of dilution	90,536,843	90,664,122	94,103,298

Basic earnings per share (R$)	4.30	4.14	2.39
Diluted earnings per share (R$)	4.27	4.12	2.37